UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 2, 2006

                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                000-50767               04-3523569
  (State or Other Jurisdiction     (Commission            (IRS Employer
        of Incorporation)          File Number)         Identification No.)


       60 Westview Street, Lexington, Massachusetts           02421
         (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events.

     On May 2, 2006, Critical Therapeutics, Inc. (the "Company") issued a press release announcing that the U.S. Food and Drug Administration had accepted the Company's proposal to submit the New Drug Application (NDA) for its controlled-release formulation of zileuton with six months of primary and accelerated stability data and provide additional stability data during the review period. In addition, the press release described data from two recently completed pharmacokinetic studies of the controlled-release formulation of zileuton. The full text of the Company's press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

     (d)     Exhibits

             See Exhibit Index attached hereto.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 2, 2006                      CRITICAL THERAPEUTICS, INC.

                                       By:  /s/ Frank E. Thomas
                                            -------------------
                                            Frank E. Thomas
                                            Chief Financial Officer, Senior Vice
                                            President of Finance and Treasurer



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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------------------------------------------------
99.1                       Press Release dated May 2, 2006.